SHARE-BASED PAYMENT	12 Months Ended
Dec. 31, 2012
SHARE-BASED PAYMENT [Abstract]
SHARE-BASED PAYMENT
NOTE 13:-	SHARE-BASED PAYMENT

Phantom share-based payment:

In January 2009, the Company granted its current Chief Executive Officer (the "CEO") a right to a bonus payment based on an increase in the Company's value and under which the CEO was entitled to receive in cash the difference between $4.60 per share, subject to adjustments for dividend distributions made until the actual payment of the bonus and the value of 685,000 of the Company's outstanding shares with such bonus right vesting over a three-year period in increments of 1/12 on a quarterly basis. The Company's value was deemed to be based on a multiple of the Company's EBITDA (defined as operating income plus depreciation and amortization) (the "EBITDA formula"). In the event of the closing of an IPO, the Company's value would be determined by reference to the Company's share price. However, upon the occurrence of an "exercise event," the entire award, or any part thereof which was not previously exercised, immediately fully vests and the CEO must exercise his right to receive the cash value of the award. There were four defined "exercise events" under the award, including an IPO. If the right to the bonus is exercised upon the IPO, the bonus will be calculated based on the difference between $4.60 per share, subject to adjustments for dividend distributions made until the IPO, and the share price at the IPO.

In September 2010, the Company's CEO notified the Company of his decision to exercise his right to receive an award bonus with respect to 335,000 vested shares calculated in accordance with the EBITDA formula. The award bonus amount relating to the 335,000 shares exercised was calculated based on the Company's financial statements for fiscal year 2010 based on 2010 EBITDA and totaled $2.8 million, which the Company paid in June 2011.

In October 2011, the Company's CEO notified the Company of his decision to exercise his right to receive an award bonus with respect to 175,000 vested shares. The compensation committee approved the award bonus relating to the 175,000 shares exercised based on 2011 EBITDA. The award bonus was $1.5 million and was calculated based on the Company's financial statements for fiscal year 2011 using the basis of the Company's 2011 EBITDA. The award bonus was paid in April 2012.

According to ASC 718-10, instruments that should be treated as a liability are "instruments that are required to be cash-settled (e.g., cash-settled stock appreciation rights) or require cash settlement on the occurrence of a contingent event that is considered probable".

As such, in this case the share-based compensation is accounted for as a liability award. According to ASC 718-10, in connection with the measurement of the liability settlement, the value of the award should be measured each reporting date until settlement.

After implementing this accounting treatment, the liability balance that the Company recorded on December 31, 2011 and 2012 is as follows:

	December 31,
	2011	2012

Phantom share-based payment award	$3,684	$-

On December 31, 2011, the liability with respect to the remaining 175,000 unexercised shares was measured as of December 31, 2011 using a valuation model based on the weighted average probability of exercise upon an IPO and exercise based on a multiple of the Company's 2012 projected EBITDA, as it better reflects the fair value of the award as of December 31, 2011 (the balance amounted to $1,937).

The liability with respect to the 175,000 vested shares that were exercised in October 2011 was measured in accordance with the EBITDA formula, calculated on the basis of 2011 EBITDA (the balance amounted to $1,747).

In April 2012, the Company paid the CEO $3,018 with respect to the remaining 350,000 vested shares (the 175,000 exercised in October 2011 and the remaining 175,000 shares) that were exercised.